UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 3, 2022, Galaxy Gaming, Inc. (the “Company”), entered into Amendment Number 4 to the Employment Agreement, dated May 1, 2017 (and previously amended by Amendments No. 1, 2 and 3), between the Company and Harry C. Hagerty, the Company’s Chief Financial Officer, Treasurer and Secretary.  Among other things, Amendment No. 4 (i) extends the term of the agreement from April 30, 2022 to April 30, 2024; and (ii) provides for a grant of options to purchase 200,000 shares of the Company’s common stock at a purchase price of $3.91 per share, with the options vesting (x) 100,000 shares on April 30, 2023 and (y) 100,000 shares on April 30, 2024.

The balance of the Employment Agreement, as previously amended, remains in full force and effect.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, the Company and Harry C. Hagerty, the Company’s Chief Financial Officer, Treasurer and Secretary, entered into an agreement to amend his Employment Agreements in the manner described in Item 1.01. The terms and conditions of the amendment are described under Item 1.01.

Item 9.01.Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amendment No. 4 to the Employment Agreement dated January 3, 2022, between the Company and Harry C. Hagerty
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 2022

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer

Exhibit 10.1

Amendment No. 4 to Employment Agreement

WHEREAS Galaxy Gaming, Inc. (the “Company”) and Harry C. Hagerty (“Employee”) are parties (the “Parties”) to an Employment Agreement dated May 1, 2017 as amended and modified by Amendment No.1 on January 11, 2018, Amendment No. 2 on February 21, 2019 and Amendment No. 3 on October 22, 2019 (the Employment Agreement and Amendment No.1, Amendment No. 2 and Amendment No. 3 are hereinafter collectively referred to as the “Agreement”); and

WHEREAS the Company and Employee desire to modify certain terms of the Agreement;

NOW THEREFORE, the Parties agree as follows:

1.	The Base Salary listed under the Compensation and Benefits section of Exhibit A to the Agreement shall remain at the annual rate of $200,000.00.

2.

The Employee shall be granted 200,000 Nonqualified options to purchase shares of common stock of the Company that will vest as follows: 100,000 shares on April 30, 2023; and 100,000 shares April 30, 2024.  The options shall have a strike price equal to the closing price of the Company’s common stock on the date this Amendment No. 4 is approved by the Board of Directors of the Company.  The options shall be subject to the terms of the standard form Galaxy Gaming, Inc. Nonqualified Stock Option Agreement and the Galaxy Gaming, Inc. 2014 Equity Incentive Plan.

3.	Section 1(a) of the Employment Agreement shall be modified to extend the end date of the term of employment of the Employee from April 30, 2022 to a new end date of April 30, 2024.

This Amendment No. 4 shall become part of and subject to the terms of the Agreement which, except as modified hereby, remains unchanged and in full force and effect.  To the extent that the terms and conditions expressly set forth in this Amendment No. 4 conflict with the terms and conditions of the Agreement, the terms and conditions expressly set forth in this Amendment No. 4 shall prevail.  Unless otherwise defined in this Amendment No. 4, capitalized terms used herein shall have the same meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 with an effective date of January 3, 2022.

GALAXY GAMING, INC.

By: __/s/Todd P. Cravens____/s/ Harry C. Hagerty______

Name: Todd P. Cravens, CEOHarry C. Hagerty